SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported): May 6, 2003



                               AVADO BRANDS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


             Georgia                    0-19542               59-2778983
-------------------------------     ----------------      -------------------
(State or other Jurisdiction of     (Commission File         (IRS Employer
Incorporation or Organization)          Number)           Identification No.)


         Hancock at Washington
           Madison, Georgia                              30650
----------------------------------------       -------------------------


       Registrant's telephone number, including area code: (706) 342-4552

                                 Not Applicable
          (Former name or former address, if changed since last report)

     ITEM 5. OTHER EVENTS

     Attached as Exhibits 10.1 through 10.4 hereto, the Company has filed certain documents related to a Promissory Note dated March 6, 2002 by Tom E.
DuPree, Jr., the Chairman of the Board and Chief Executive Officer of the Company, in favor of the Company.


     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

     (a) Financial Statements of Businesses Acquired:

     None.

     (b) Pro Forma Financial Information:

     None.

     (c) Exhibits:

     99.1 Avado Brands, Inc. press release dated May 6, 2003, announcing the Company's compliance with outstanding debt covenants (furnished pursuant to Item 9 of Form 8-K).

     10.1 Resolution of the Board of Directors of Avado Brands, Inc., dated February 27, 2002 (filed pursuant to Item 5 of Form 8-K).

     10.2 Promissory Note, dated March 6, 2002, by and between Tom E. DuPree, Jr., as Borrower, and Avado Brands, Inc., as Lender (filed pursuant to Item 5 of Form 8-K).

     10.3 Security Agreement, dated as of March 6, 2002, by and between Tom E. DuPree, Jr., as Debtor, and Avado Brands, Inc., as Secured Party (filed pursuant to Item 5 of Form 8-K).

     10.4 Account Control Agreement, dated as of March 6, 2002, by and among Tom
E. DuPree, Jr., as Pledgor, Avado Brands, Inc., as Secured Party, and Morgan Keegan & Company, Inc., Memphis (filed pursuant to Item 5 of Form 8-K).



     ITEM 9. REGULATION FD DISCLOSURE

     Avado Brands, Inc. is furnishing the following information and Exhibit 99.1 pursuant to Item 9 of Form 8-K.

     On May 6, 2003, the Company issued a press release related to the Company's comliance with its outstanding debt covenants. A copy of the press release is attached as Exhibit 99.1. This imformation is furnished solely pursuant to Item 9 of Form 8-K. Consequently, it is not deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AVADO BRANDS, INC.


                                         By:/s/Louis J. Profumo
                                         ----------------------
                                         Chief Financial Officer


Date:  May 6, 2003


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